Offerings - Offering: 1	Sep. 30, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 23,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 3,521.30
Offering Note	The Transaction Value is calculated as the aggregate maximum purchase price for limited liability company interests. The Amount of Filing Fee is calculated at 0.01531% of the Transaction Valuation.